Dear Contract Owner:


Fixed income has become fashionable. For most of the year, investors plowed money into bonds and money market securities at a near record pace. Investors recognizing the powerful fundamentals for bonds, and searching for stability in a world that appears to be unsettled have driven bond yields to record lows.

Stocks rose strongly during the past six months, propelled by the now familiar mix of solid economic growth, low inflation, and stable interest rates. Investors generally ignored slower corporate earnings growth and the Asian crisis, although there was significant volatility during the past three months. Nevertheless, slowing earnings growth and trouble overseas could be important issues for stocks during the months ahead.

I encourage you to review the following report covering the past six months and to contact us if you have any questions.

                                       Respectfully submitted,



                                       /s/ RICHARD C. PEARSON
                                       -----------------------------------------
                                       Richard C. Pearson
                                       President

                                     [LOGO]

SECURITY FIRST TRUST:
T. ROWE PRICE GROWTH
AND INCOME SERIES AND
EQUITY SERIES

EQUITY MARKET OVERVIEW


     Virtually all the economic fundamentals progressed in the right direction, and investors responded enthusiastically. As a result, stock valuations are historically high, which has made us a bit cautious. We believe the market could become more volatile and vulnerable to a correction when the underlying fundamentals finally change. The economy has begun to slow from its recent pace, and profit gains were modest during the first two quarters of 1998. We are somewhat surprised that these events have not had a more adverse impact on general stock prices. Some stock market sectors continued to surge, while others more sensitive to an economic slowdown suffered. As a result, a select group of stocks were bid up to higher levels, but a broader group of industries struggled. The biggest gains were posted by a handful of S&P 500 stocks whose valuations are far higher than we would consider buying for a conservative fund such as this.

EQUITY MARKET OUTLOOK

     The current market environment remains difficult for a yield-oriented, value approach to investing. Although this is frustrating in the short run, we remain confident that sticking to our valuation discipline will prove rewarding over the long term. In addition, the portfolios' emphasis on undervalued stocks with relatively high dividends should cushion their performance in the event of a broad stock market decline.

PORTFOLIO MANAGEMENT: T. ROWE
PRICE GROWTH AND INCOME SERIES

     The major changes during the past few months were in stocks added to the portfolio. Many of the largest purchases were new investments, including Amerada Hess, Norfolk Southern, and Browning-Ferris. Our recycling process with fund holdings is a vital component of our value-oriented investment approach, the focus of which is to keep enhancing the yield and the relative valuation profile of fund holdings.



         GROWTH AND INCOME SERIES
         SECTOR DIVERSIFICATION

Capital Equipment.................... 5.2%
Consumer Non-Durables................20.0%
Consumer Cyclicals................... 1.0%
Consumer Services....................13.5%
Transportation....................... 6.1%
Energy...............................10.1%
Financial ...........................14.0%
Process Industries ..................10.0%
Technology .......................... 3.4%
Utilities ........................... 6.5%
Short-Term Securities ...............10.2%


     Other major holdings in the portfolio at the end of July were Travelers Group, General Electric, Norfolk Southern, American Express, Johnson & Johnson, and Eastman Kodak. These are all fine companies whose share prices, for one reason or another, were selling at low prices when we bought them compared with many leading growth stocks. Fund assets were most heavily committed to the consumer nondurables, financial, and energy sectors.

     We believe that, over time, this approach will result in attractive returns and lower overall volatility. The fund's emphasis on stocks that are temporarily out of favor with investors results in lower volatility than that of the S&P 500, with attractive returns over the long term.

                             GROWTH & INCOME SERIES
                               15 LARGEST HOLDINGS

                                                    Percentage of
Security                                              Portfolio
--------                                            -------------
Travelers Group, Inc.                                  2.6
General Electric Co.                                   1.6
Philip Morris Companies, Inc.                          1.5
Dayton Hudson Corp.                                    1.5
Norfolk Southern Corp.                                 1.5
Amoco Corp.                                            1.4
Motorola, Inc.                                         1.4
Hewlett-Packard Co.                                    1.4
Schering-Plough Corp.                                  1.3
American Express Co.                                   1.3
St. Paul Companies, Inc.                               1.3
Fortune Brands, Inc.                                   1.3
Browning Ferris, Inc.                                  1.2
Johnson & Johnson                                      1.2
Toys R Us, Inc.                                        1.2
                                                      ----
             TOTAL                                    21.7
                                                      ====

PORTFOLIO MANAGEMENT: EQUITY SERIES

     BlackRock assumed the sub-advisory responsibilities of the Equity Series on March 27, 1998 and proceeded to restructure the fund to more accurately reflect the sector weightings of the S&P 500. Our strategy going forward is to remain relatively sector neutral with the S&P 500, while focusing on security selection within each sector and staying fully invested. Cash balances in the Fund have been reduced to a 1.0-1.5% range. We will remain focused on companies that we believe have solid earnings growth prospects but are undervalued by the market.

     The repositioning of the portfolio is complete. The portfolio is currently positioned with a slight over-weighting in the financial, transportation and energy sectors versus the S&P 500.


             EQUITY SERIES
        SECTOR DIVERSIFICATION


Utilities ........................... 8.5%
Consumer Non-Durables................22.6%
Transportation....................... 3.2%
Technology ..........................13.8%
Consumer Cyclicals................... 2.5%
Financial ...........................19.5%
Capital Equipment.................... 8.1%
Consumer Services.................... 8.4%
Energy............................... 8.5%
Process Industries .................. 4.9%


                                  EQUITY SERIES
                               15 LARGEST HOLDINGS

                                                 Percentage of
Security                                           Portfolio
--------                                         -------------
General Electric Co.                                  3.4
Exxon Corp.                                           3.3
Microsoft Corp.                                       3.3
Merck & Co.                                           2.4
Coca Cola                                             2.3
IBM                                                   2.0
American Home Products Co.                            1.9
Phillip Morris Companies, Inc.                        1.9
Chase Manhattan Corp.                                 1.8
Intel Corp.                                           1.8
Lucent Technologies, Inc.                             1.8
SBC Communications, Inc.                              1.7
Pfizer, Inc.                                          1.6
American International Group                          1.6
Royal Dutch Petroleum Co. ADR                         1.6
                                                     ----
             TOTAL                                   32.4
                                                     ====

SECURITY FIRST TRUST:
BOND SERIES AND U.S.
GOVERNMENT INCOME SERIES

FIXED-INCOME MARKET OVERVIEW

     The Asian crisis resumed center stage during the second quarter as Japan joined the list of economies with significant negative growth and limited prospects of an imminent turnaround. The U.S. economy, as measured by GDP, exhibited substantially slower growth in the second quarter due to the detraction from trade and inventories. It should be noted, however, that domestic final sales (inclusive of imports but net of inventory growth) exhibit lasting strength, consumer fundamentals are still strong and, despite a decline in profit growth, business fixed investment is unlikely to collapse.

     The trend in the Treasury market in the second quarter was towards lower rates and a flatter yield curve. The longer maturity Treasuries outperformed the short and intermediate sectors, as Asia-induced global price disinflation became more evident. Signs of price disinflation kept the Fed on hold for yet another quarter maintaining the Federal funds rate at 5.5%. The Treasury is now faced with the prospect of a potential budget surplus that would further reduce the need to issue debt. A massive issuance calendar added to the fundamental pressure on the mortgage sector of the market. Net issuance in mortgage securities reached all time record levels during the second quarter posting an annualized rate of $200 billion, more than twice that of 1997. The move to lower than 7% mortgage rates proved damaging to the performance of mortgage securities, as investors feared rapid prepayments.

FIXED-INCOME MARKET OUTLOOK


     Looking forward, we believe that the global backdrop and a strong dollar support a positive strategic bias toward the fixed income markets. While a strong rally is not imminent, the risks are more in favor of an upside breakout than significant weakness. Within the fixed income sector, we believe that mortgage-backed securities can recapture some of their recent underperformance relative to Treasuries. We are maintaining our current exposure to low-prepayment risk mortgage-backed securities. The fundamentals for U.S. Treasuries continue to look positive in this environment. In addition, we feel that the shift in Fed policy coupled with the increase in price disinflation will shift market sentiment to an easing position on monetary policy.


PORTFOLIO MANAGEMENT:
BOND SERIES

     We have made some significant changes to the Bond series portfolio in the last twelve months. We have had a dramatic bull market in fixed income, most pronounced in the Treasury market, as it had become apparent to investors that the Treasury, with its fiscal house in order, would not need to tap the market for significant new financings. We held a 43% position in Treasuries one year ago, when Treasury prices were depressed. We have used this dramatic rally in Treasuries to pare back our position to 17%, as it appears to us that Treasuries are now overvalued and overowned.

     The second dramatic move we made was to go from a 27% Federal Agency position to 49%. One year ago, Agency spreads were barely 10-15 basis points above Treasuries, and offered limited value, in


            BOND SERIES
       SECTOR DIVERSIFICATION

Short-Term Securities................ 5.0%
Corporate Bonds......................27.3%
Foreign Governments.................. 2.3%
Federal Agencies.....................48.9%
U.S. Government Obligations..........16.5%

our opinion. Currently, Agency spreads because of significant supply, have widened to 40 basis points above Treasuries, which now makes them, in our opinion, ripe for purchase.

     The third shift in the fund is our decision to include a 4% position in commercial mortgages in the portfolio. These securities offer significant income (about 80 basis points over Treasuries), very little prepayment risk, and are backed up by solid commercial mortgages.

     Finally, we have made a significant yield curve adjustment during the last year. One year ago we had 67% of your portfolio in bonds longer than 5 years; we currently have only 49%. We believe that on a risk-adjusted basis, very long bonds, in a flat curve such as ours, do not provide enough yield cushion and therefore we have sharply curtailed our longer bond holdings.


     The overall credit quality of the fund is AA+. Current yield is 6.8% and the duration of the portfolio is currently a shade over four years.


PORTFOLIO MANAGEMENT:
U.S. GOVERNMENT
INCOME SERIES


     BlackRock assumed the role as sub-advisor for the U.S. Government Income Series on March 27, 1998 and began restructuring it to reflect our management style. We emphasize a controlled duration (interest rate sensitive) approach to managing money, which includes active sector rotation and security selection. During the restructuring period, we reduced Treasury and Agency exposure in the Portfolio to roughly 50% and increased the duration of the Portfolio to more accurately reflect the composition of the Lehman Intermediate Government Index. In addition, we increased the mortgage pass-through allocation and diversified the mortgage holdings of the Portfolio. The Portfolio ended July with a slightly longer duration of 3.1 versus the benchmark duration of 3.0, reflecting our positive outlook for the fixed income markets.


     U.S. GOVERNMENT INCOME SERIES
        SECTOR DIVERSIFICATION


U.S. Government Obligations..........26.6%
Federal Agencies.....................67.3%
Corporate Bonds...................... 6.1%

PERFORMANCE OF SECURITY FIRST TRUST
GROWTH AND INCOME SERIES, BOND
SERIES, EQUITY SERIES AND U.S.
GOVERNMENT INCOME SERIES

     The following are the average annual and total returns for each series for the period ending July 31, 1998, assuming an investment of $10,000 at the start of the period, and redemption at the end of the period, with dividends reinvested. These returns are based on past experience. Future values of shares will fluctuate so that their redemption values may be more or less than original cost.


                     Average Annual Total Returns
---------------------------------------------------------------
Fund                   1 Year    3 Years    5 Years    10 Years
---------------------------------------------------------------
Growth and
  Income                9.98%     22.76%     18.70%     14.89%
  Series(1)(2)
---------------------------------------------------------------
Bond                    7.77%      7.55%      6.05%      7.68%
  Series(1)(2)
---------------------------------------------------------------
Equity                 14.68%     22.79%     16.48%       N/A*
  Series(1)
---------------------------------------------------------------
U.S.
  Government            6.25%      6.42%      4.97%       N/A*
  Income(1)
---------------------------------------------------------------
Consumer                1.69%      2.72%      2.47%      3.25%
  Price Index
---------------------------------------------------------------

* Funds were introduced as of May 1993.




                     Compound Total Returns
---------------------------------------------------------------
Fund                   1 Year    3 Years    5 Years    10 Years
---------------------------------------------------------------
Growth and
  Income                9.98%     85.01%    135.60%    300.93%
  Series(1)(2)
---------------------------------------------------------------
Bond                    7.77%     24.39%     34.15%    109.52%
  Series(1)(2)
---------------------------------------------------------------
Equity                 14.68%     85.12%    114.43%       N/A*
  Series(1)
---------------------------------------------------------------
U.S.
  Government            6.25%     20.52%     27.42%       N/A*
  Income(1)
---------------------------------------------------------------
Consumer                1.69%      6.96%     12.99%     37.73%
  Price Index
---------------------------------------------------------------

* Funds were introduced as of May 1993.


     (1) Return is computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

     (2) From inception to July 1983, Security First Investment Management Corporation reimbursed the Growth and Income Series for expenses in excess of the maximum expense limitation, and these reimbursements were repaid from August 1983 to July 1986. Likewise, the Bond Series was reimbursed for excess expenses from inception to July 1985, and these reimbursements were repaid from August 1985 to July 1993. Reimbursement of expenses to a series increases average annual reimbursements reduces these returns.

     The following graphs set forth the historical performance of each series as compared to a stated market index for the periods ended July 31:

   Comparison of Change in Value of $10,000 Investment in Security First Trust
     T. Rowe Price Growth and Income Series and Standard and Poors 500 Index Assuming Dividends and Distributions are Reinvested.

                                              Growth & Income        Standard & Poors
                                                   Series                 500 Index
1988..........................................    $10,000                 $10,000
1989..........................................     13,162                  13,162
1990..........................................     12,949                  13,949
1991..........................................     13,162                  15,562
1992..........................................     15,000                  18,000
1993..........................................     16,000                  19,000
1994..........................................     17,500                  20,000
1995..........................................     19,500                  25,000
1996..........................................     22,000                  30,000
1997..........................................     35,000                  45,000
1998..........................................    $39,000                 $54,000


The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust
             Equity Series and Standard and Poors 500 Index Assuming
                   Dividends and Distributions are Reinvested.



                                                                      Standard & Poors
                                               Equity Series              500 Index
5/19/93.......................................    $10,000                 $10,000
1993..........................................     10,000                  10,256
1994..........................................     10,040                  10,785
1995..........................................     12,000                  14,014
1996..........................................     12,500                  15,615
1997..........................................     18,000                  24,500
1998..........................................    $22,000                 $28,000

The performance indicated here may not be indicative of future performance.

                  *The Series commenced operations on 5/19/93.




   Comparison of Change in Value of $10,000 Investment in Security First Trust
               Bond Series, Lehman Government Bonds Index, and the
               Lehman Aggregate Bond Index Assuming Dividends and
                         Distributions are Reinvested.


                                              Growth & Income        Lehman Government     Lehman Aggregate
                                                Bond Series              Bond Index           Bond Index
1988..........................................    $10,000                 $10,000              $10,000
1989..........................................     10,380                  10,476               10,546
1990..........................................     11,000                  11,230               11,472
1991..........................................     12,000                  12,230               12,472
1992..........................................     13,500                  13,900               14,300
1993..........................................     15,500                  16,250               17,000
1994..........................................     15,000                  15,800               16,600
1995..........................................     17,000                  17,900               18,900
1996..........................................     17,200                  18,100               19,100
1997..........................................     20,000                  21,000               22,000
1998..........................................    $21,000                 $22,500              $24,000

The performance indicated here may not be indicative of future performance.


   Comparison of Change in Value of $10,000 Investment in Security First Trust U.S. Government Income Series and Lehman Government and Intermediate Index
              Assuming Dividends and Distributions are Reinvested.



                                               U.S. Government       Lehman Government &
                                                Income Series        Intermediate Index
5/19/93.......................................    $10,000                 $10,000
1993..........................................     10,140                  10,140
1994..........................................      9,977                  10,229
1995..........................................     10,732                  11,084
1996..........................................     11,190                  11,661
1997..........................................     12,000                  12,500
1998..........................................    $12,800                 $13,350

The performance indicated here may not be indicative of future performance.


                  *The Series commenced operations on 5/19/93.

SECURITY FIRST TRUST T. ROWE
PRICE GROWTH AND INCOME SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 1998, of one share of the Security First Trust T. Rowe Price Growth and Income Series purchased on August 1, 1979, at the price of $5.07 assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                    [GRAPH]


                                 PER SHARE DATA


                                                 Per Share
                                                 Value with                    Cumulative
Calendar          Net             Dividend       Dividends &                     Change
Year             Asset            & Capital     Capital Gains     Yearly          from
Ending           Value              Gains        Reinvested       Change         8/1/79
--------         -----            ---------    --------------     ------       ----------
1981             $ 5.41             $1.69          $ 8.14          -1.3%           +60.6%
1982               5.95               .41            9.73         +19.5            +93.9
1983               7.27               .28           12.45         +28.0           +145.6
1984               6.75               .51           12.48          +0.2           +146.1
1985               7.84               .30           15.11         +21.1           +198.1
1986               7.76               .59           16.07          +6.3           +216.9
1987               5.98              2.62           17.47          +8.8           +244.6
1988               6.97               .41           21.56         +23.4           +325.3
1989               7.52              1.09           26.64         +23.6           +425.4
1990               6.25               .44           23.70         -11.0           +367.5
1991               7.69               .24           30.07         +26.9           +493.1
1992               8.17               .22           32.80          +9.1           +546.9
1993               9.12               .22           37.49         +14.3           +639.4
1994               9.05               .32           38.51          +2.7           +659.6
1995              11.52               .34           50.49         +31.1           +895.8
1996              13.18               .83           61.42         +21.7          +1111.4
1997              15.52              1.25           78.12         +27.2          +1440.8
7/1998            16.56                --           83.33          +6.7*         +1543.6

* for 7 months ending 7/31/98

SECURITY FIRST TRUST
BOND SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 1998, of one share of the Security First Trust Bond Series purchased on August 1, 1979, at a price of $3.12 assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                    [GRAPH]

                                 PER SHARE DATA


                                                   Per Share
                                                  Value with                     Cumulative
Calendar            Net             Dividend      Dividends &                      Change
Year               Asset            & Capital    Capital Gains     Yearly           from
Ending             Value              Gains        Reinvested     Change           8/1/79
--------           -----            ---------    -------------    ------         -----------
1981                3.28             $ .36          $ 3.81         +22.9%           +22.1%
1982                3.93              0.00            4.56         +19.8            +46.3
1983                3.79               .31            4.78          +4.7            +53.2
1984                3.87               .28            5.26         +10.1            +68.6
1985                4.15               .33            6.14         +16.8            +96.9
1986                4.38               .30            6.95         +13.2           +122.8
1987                3.83               .66            7.14          +2.8           +128.8
1988                3.77               .28            7.55          +5.7           +142.1
1989                3.89               .30            8.39         +11.1           +168.9
1990                3.52               .54            8.76          +4.4           +180.8
1991                3.79               .25           10.06         +14.8           +222.4
1992                3.80               .23           10.70          +6.4           +242.9
1993                3.94               .22           11.72          +9.5           +275.6
1994                3.58               .22           11.31          -3.5           +262.5
1995                3.94               .24           13.21         +16.8           +323.4
1996                3.82               .24           13.58          +2.8           +335.3
1997                3.95               .21           14.81          +9.1           +374.6
7/1998              4.11                --           15.40          +4.0           +393.5

SECURITIES FIRST TRUST
EQUITY SERIES

     The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 1998, of one share of the Security First Trust Equity Series purchased on May 19, 1993, at a price of $5.00 assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                 PER SHARE DATA


                                                  Per Share
                                                  Value with                         Cumulative
Calendar            Net         Dividend         Dividends &                           Change
Year              Asset        & Capital        Capital Gains        Yearly             from
Ending            Value          Gains           Reinvested          Change           5/19/93
--------          -----        ---------        -------------        -------         -----------
1993             $5.15           $.03              $5.18               +3.6%             +3.6%+
1994              4.78            .05               4.85               -6.3              -3.0
1995              5.91            .21               6.21              +28.0             +24.2
1996              6.45            .55               7.36              +18.5             +47.2
1997              7.63            .72               9.52              +29.3             +90.4
7/1998            7.32             --               9.13              +12.4*           +114.0


+ change from 5-19-93 to 12-31-93

* for 7 months ending 7/31/1998


SECURITY FIRST TRUST
U.S. GOVERNMENT INCOME SERIES

     The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 1998, of one share of the Security First Trust U.S. Government Income Series purchased on May 19, 1993, at a price of $5.00 assuming the dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                 PER SHARE DATA


                                                   Per Share
                                                   Value with                         Cumulative
Calendar            Net          Dividend         Dividends &                           Change
Year               Asset         & Capital        Capital Gains         Yearly           from
Ending             Value           Gains           Reinvested           Change          5/19/93
--------           -----         ---------        -------------         ------        ------------
1993               $5.04           $.08              $5.11               +2.2%            +2.2%+
1994                4.74            .14               4.96               -2.9             -0.8
1995                5.18            .20               5.63              +13.5            +12.6
1996                5.14            .22               5.83               +3.6            +16.6
1997                5.26            .24               6.24               +7.0            +24.8
7/1998              5.53             --               6.56               +3.5*           +29.2

+ change from 5-19-93 to 12-31-93

* for 7 months ending 7/31/1998

                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 1998


                                                                       T. Rowe Price
                                                                        Growth and            Equity        U.S. Government
                                                        Bond Series    Income Series          Series         Income Series
                                                        -----------    --------------         ------        ---------------
ASSETS
  Investments at market - Note A and Schedule I:
    Investment securities (cost:
    Bond Series - $17,447,343; Growth
    and Income Series - $219,360,421;
    Equity Series - $48,427,386;
    U.S. Government Income Series -
      $33,556,857)                                     $ 17,657,984       $288,114,149       $54,358,814       $34,037,268

  Cash                                                      261,586          1,458,149           973,199           121,161
  Interest receivable                                       208,858              3,954             3,731           403,122
  Dividends receivable                                                         418,950            60,808
  Receivable from fund manager                                                 366,000
  Receivable for securities sold                                336                              122,688           201,557
  Receivable for capital shares purchased                    14,516            231,449
  Unrealized appreciation on foreign
    currency contracts                                        3,872
                                                       ------------       ------------       -----------       -----------

                                                         18,147,152        290,592,651        55,519,240        34,763,108

LIABILITIES
  Payable for securities purchased                          194,555            618,869           593,985
  Accrued expenses                                           12,570             56,915            15,951            14,903
  Payable for capital shares redeemed                        53,460             51,289
  Payable to investment adviser - Note B                      5,227             88,314            26,623            11,460
  Payable for directors' fees                                   408              5,894             1,185               552
                                                       ------------       ------------       -----------       -----------
                                                            212,760            151,123           716,088           672,189

NET ASSETS
  Capital shares (authorized 100,000,000
    shares of $.01 par value for each series)            17,089,639        206,912,555        39,946,430        32,422,964
  Undistributed net investment income                       510,948          2,834,997           261,050         1,101,590
  Undistributed net realized gain                           119,292         11,940,248         8,664,244            85,954
  Net unrealized appreciation of investments                214,513         68,753,728         5,931,428           480,411
                                                       ------------       ------------       -----------       -----------

                             NET ASSETS                $ 17,934,392       $290,441,528       $54,803,152       $34,090,919
                                                       ============       ============       ===========       ===========

             Capital shares outstanding                   4,363,493         17,539,794         6,391,475         6,257,420

              Net asset value per share                $       4.11       $      16.56       $      8.57       $      5.45



The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998




                                                                          T. Rowe Price
                                                                           Growth and              Equity      U.S. Government
                                                        Bond Series       Income Series            Series       Income Series
                                                        -----------       -------------            ------      ---------------
INVESTMENT INCOME
   Dividends                                            $ 4,473,055        $    847,243
   Interest                                             $   893,827           1,705,283              68,966        $2,060,963
   Miscellaneous income                                                              27               8,525              279
                                                        -----------        ------------        ------------        ----------
                                                            893,827           6,178,365             924,734         2,061,242

EXPENSES
   Custodian fees                                            14,513              45,844              18,118            12,495
   Adviser fees - Note B                                     47,766             865,740             357,311           208,278
   Management fees - Note B                                  20,472             374,539              79,767            50,153
   Printing expenses                                          8,525              88,942              18,237            17,566
   Audit fees                                                 6,313               7,681               6,392             5,154
   Insurance expenses                                           607              11,573               2,667             1,639
   Directors' fees and expenses                               1,069              21,321               4,958             2,922
   Taxes, licenses and fees                                     858                 858                 858               858
   Miscellaneous expenses                                                         4,605               6,790             3,718
                                                        -----------        ------------        ------------        ----------
                                                            100,123           1,421,103             495,098           302,783

   Less: Waiver of management fees                                                                     (220)             (206)
         Waiver of adviser fees                                                                     (19,891)          (82,746)
                                                        -----------        ------------        ------------        ----------
                                                            100,123           1,421,103             474,987           219,831
                                                        -----------        ------------        ------------        ----------

                  NET INVESTMENT INCOME                     793,704           4,757,262             449,747         1,841,411

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
   Net realized gain on sale of investments                 258,714          14,401,027          11,847,457           137,839
   Net unrealized appreciation (depreciation) of:
     Investments during the year                            (56,314)          3,597,110          (4,704,685)           68,011
     Assets denominated in foreign currencies                 3,872
                                                        -----------        ------------        ------------        ----------
                Net gain on investments                     206,272          17,998,137           7,142,772           205,850
                                                        -----------        ------------        ------------        ----------

                 INCREASE IN NET ASSETS
              RESULTING FROM OPERATIONS                 $   999,976        $ 22,755,399        $  7,592,519        $2,047,261
                                                        ===========        ============        ============        ==========


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1998



                                                                        T. Rowe Price
                                                                          Growth and             Equity         U.S. Government
                                                      Bond Series       Income Series            Series          Income Series
                                                      -----------       -------------            ------         ---------------
OPERATIONS
   Net investment income                             $    793,704        $   4,757,262        $    449,747        $  1,841,411
   Net realized gain on sale of investments               258,714           14,401,027          11,847,457             137,839
   Net unrealized appreciation (depreciation)
     during the year                                      (52,442)           3,597,110          (4,704,685)             68,011
                                                     ------------        -------------        ------------        ------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                  999,976           22,755,399           7,592,519           2,047,261

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                 (647,867)          (4,191,181)           (482,528)         (1,507,408)
   Net realized gains                                 (13,443,002)          (4,086,984)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                          647,867            4,191,181             482,528           1,507,408
   Reinvestment of net realized gains
     distributed                                       13,443,002            4,086,984
   Sales of capital shares                              7,387,828           68,143,134           6,440,386           6,833,426
   Redemptions of capital shares                       (1,088,132)          (5,160,103)         (6,801,222)         (3,679,228)
                                                     ------------        -------------        ------------        ------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS                6,947,563           80,617,214           4,208,676           4,661,606
                                                     ------------        -------------        ------------        ------------

            TOTAL INCREASE IN NET ASSETS                7,299,672           85,738,430           7,231,683           5,201,459

NET ASSETS
   BEGINNING OF YEAR                                   10,634,720          204,703,098          47,571,469          28,889,460
                                                     ------------        -------------        ------------        ------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$510,948;
     Growth and Income Series - $2,834,998;
     Equity Series - $261,051; U.S. Government
     Income Series - $1,101,590)                     $ 17,934,392        $ 290,441,528        $ 54,803,152        $ 34,090,919
                                                     ============        =============        ============        ============


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1997



                                                                         T. Rowe Price           Virtus              Virtus
                                                                           Growth and            Equity          U.S. Government
                                                      Bond Series        Income Series           Series          Income Series
                                                      -----------        -------------           -------         --------------
OPERATIONS
   Net investment income                             $    623,673        $   3,650,955        $    486,025        $  1,170,007
   Net realized gain on sale of investments                94,297           12,767,189           1,259,322              54,633
   Net unrealized appreciation during the year            226,803           38,374,380          11,009,490             508,296
                                                     ------------        -------------        ------------        ------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                  944,773           54,792,524          12,754,837           1,732,936

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                 (584,627)          (2,941,810)           (439,597)           (779,578)
   Net realized gains                                                       (5,408,660)         (1,801,912)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                          584,627            2,941,810             439,597             779,578
   Reinvestment of net realized gains
     distributed                                        5,408,660            1,801,912
   Sales of capital shares                              2,732,192           45,115,260          15,570,582          13,139,907
   Redemptions of capital shares                       (2,023,610)          (7,757,579)         (1,455,726)           (872,207)
                                                     ------------        -------------        ------------        ------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS                1,293,209           45,708,151          16,356,365          13,047,278
                                                     ------------        -------------        ------------        ------------

            TOTAL INCREASE IN NET ASSETS                1,653,355           92,150,205          26,869,693          14,000,636

NET ASSETS
   BEGINNING OF YEAR                                    8,981,365          112,552,893          20,701,776          14,888,824
                                                     ------------        -------------        ------------        ------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$365,111;
     Growth and Income Series - $2,268,916;
     Equity Series - $293,831; U.S. Government
     Income Series - $767,587)                       $ 10,634,720        $ 204,703,098        $ 47,571,469        $ 28,889,460
                                                     ============        =============        ============        ============


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I
                              SECURITY FIRST TRUST
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                                 Percentage
                                                                 of Market
                                                                  Value of                               Market
Fixed Maturities                                                 Portfolio            Principal           Value
----------------                                                 ---------            ---------           -----
CORPORATE NOTES                                                     27.3%

Aerospace & Defense:                                                 0.4%
     Boeing Co., 8.75%, 08/15/21                                                        50,000          $   63,188


Automobiles & Related:                                               1.6%
     Ford Motor Credit, 9.50%, 04/15/00                                                 50,000              52,875
     GMAC Corporate Bond, 9.63%,12/15/01                                               100,000             110,750
     Mark IV Industries, Inc., 7.75%, 04/01/06                                         120,000             122,400
                                                                                                        ----------
                                                                                                           286,025

Banking:                                                             3.2%
     Banc One Corp., 7.75%, 07/15/25                                                   300,000             343,882
     HSBC Fin Nederland Bank, 7.40%, 04/15/03                                          100,000             102,625
     National Australia Bank, 9.70%,10/15/98                                           125,000             125,938
                                                                                                        ----------
                                                                                                           572,445

Building Materials & Garden Supplies:                                0.6%
     NBTY, Inc., 8.63%, 09/15/07                                                       100,000             102,750


Computer & Office Equipment:                                         0.8%
     Hydrochem Ind. Service, Inc.,10.375%, 08/01/07                                     85,000              87,263
     Printpack, Inc.,10.625%, 08/15/06                                                  60,000              64,350
                                                                                                        ----------
                                                                                                           151,613
Electric and Electronic Equipment:                                    .6%
     Honeywell, Inc., 6.60%, 04/15/01                                                  100,000             101,750


Electric Utilities:                                                  1.1%
     National Rural Utilities,  6.50%, 09/15/02                                        100,000             101,875
     Public Service Electric & Gas Co., 6.25%, 01/01/07                                100,000             100,250

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                              Market
Fixed Maturities                                                    Portfolio        Principal            Value
----------------                                                   ----------        ---------            -----
CORPORATE NOTES (CONTINUED)

Finance & Credit:                                                     4.1%
     Chase Mortgage Securities, 6.60%,11/19/07                                         110,000          $  112,266
     Commercial Credit Group, 9.60%, 05/15/99                                           50,000              51,366
     General Electric Capital, 9.38%,10/06/98                                          125,000             125,705
     Margaretten Financial, 6.75%, 06/15/00                                            100,000             101,125
     Standard Credit Card, 7.25%, 04/07/08                                             100,000             107,322
     UCFC Trust, 6.48%, 05/15/12                                                       230,000             230,857
                                                                                                        ----------
                                                                                                           728,641

Food & Beverages:                                                     1.2%
     Ameriserve Food Co.,10.125%, 07/15/07                                              85,000              85,850
     Doskocil Manufacturing Inc.,10.125%, 09/15/07                                      60,000              63,750
     Southern Foods Group, 9.875% ,09/01/07                                             60,000              62,400
                                                                                                        ----------
                                                                                                           212,000
Forest Products:                                                      1.1%
     Noranda Forest, Inc., 7.50%, 07/15/03                                             100,000             103,250
     Stone Container Corp.,12.25%, 04/01/02                                             80,000              82,200
                                                                                                        ----------
                                                                                                           185,450

Insurance Carriers:                                                   0.6%
     Prudential Insurance Co. of America, 6.88%, 04/15/03                              100,000             101,875

Media & Communications:                                               0.8%
     Heritage Media Corp., 8.75%, 02/15/06                                             130,000             139,425

Miscellaneous Consumer Products:                                      2.8%
     French Fragrances, Inc.,10.375%, 05/15/07                                          60,000              64,200
     Home Products International, Inc., 9.625%, 05/15/08                                70,000              69,825
     Hedstrom Corp., 10.00%, 06/01/2007                                                 70,000              70,525
     Iron Age Corp., 9.875%, 05/01/08                                                   70,000              69,300

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                              Market
Fixed Maturities                                                    Portfolio        Principal             Value
----------------                                                   -----------       ---------            ------
CORPORATE NOTES (CONTINUED )

Miscellaneous Consumer Products (Continued)
     Kinder Care Learning Centers, 9.50%, 02/15/09                                      70,000          $   71,663
     Revlon Worldwide Parent, 0.00%, 03/15/01                                          120,000              95,250
     S C International Service, Inc., 9.25%, 09/01/07                                   60,000              62,250
                                                                                                        ----------
                                                                                                           503,013
Oil and Gas Extraction:                                               1.0%
     Derby Cycle Corp., 10.00%, 05/15/08                                                70,000              70,525
     Quaker State Corp., 6.63%,10/15/05                                                100,000             102,250
                                                                                                        ----------
                                                                                                           172,775

Security and Commodity Brokers & Services:                            5.8%
     Lehman Brothers, 8.50%, 05/01/07                                                  100,000             113,875
     Morgan Stanley, 6.52%, 01/15/08                                                   350,000             355,775
     MS Wells Fargo, 6.54%, 07/15/30                                                   230,000             234,238
     Salomon Smith Barney, Inc., 7.38%, 05/15/07                                       300,000             319,875
                                                                                                        ----------
                                                                                                         1,023,763

Telephone Communication:                                              0.5%
     U.S. West Communications,  7.50%, 06/15/23                                         80,000              83,000

Textile Mill Products:                                                0.7%
     GFSI, Inc., 9.625%, 03/01/07                                                       60,000              63,450
     Polymer Group, Inc., 9.00%, 07/01/07                                               60,000              61,725
                                                                                                        ----------
                                                                                                           125,175

Transportation:                                                       0.4%
     Newport News Shipbuilding, Inc., 9.25%, 12/01/06                                   60,000              64,050
                                                                                                        ----------

                                       TOTAL CORPORATE NOTES
                                           (COST  $4,696,113)                                            4,819,063

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                   Percentage
                                                    of Market
                                                    Value of                             Market
Fixed Maturities                                    Portfolio        Principal           Value
----------------                                   ----------        ---------           -----
FEDERAL AGENCIES                                      48.9%

Federal Home Loan Bank:                                1.1%
     5.50%, 01/10/01                                                   200,000          $  199,180

Federal Home Loan Mortgage Corp.:                      1.6%
     7.13%, 07/21/99                                                   235,000             238,250
     9.00%, 01/01/17                                                     3,393               3,611
     9.50%, 04/01/19                                                    27,110              28,915
     9.00%, 06/01/19                                                    13,929              14,826
                                                                                        ----------
                                                                                           285,602

Federal National Mortgage Assn.:                      18.3%
     8.35%, 11/10/99                                                   175,000             180,619
     6.92%, 03/19/07                                                    75,000              80,159
     6.21%, 11/07/07                                                 1,635,000           1,669,384
     6.31%, 02/01/08                                                   224,055             226,923
     7.00%, 09/01/10                                                   393,134             400,871
     6.50%, 03/01/13                                                   393,458             395,917
     7.50%, 08/25/21                                                     9,069               9,159
     6.425%, 03/17/30                                                  260,000             262,600
                                                                                        ----------
                                                                                         3,225,632

Government National Mortgage Assn.:                   27.9%
      9.00%, 04/15/09                                                    3,616               3,836
      9.00%, 05/15/09                                                   18,293              19,443
      9.00%, 05/15/09                                                    6,378               6,778
      9.00%, 05/15/09                                                    5,960               6,335
      9.00%, 05/15/09                                                    2,343               2,490
      9.00%, 05/15/09                                                    3,185               3,385
      9.00%, 05/15/09                                                   16,865              17,925
     11.25%, 09/15/15                                                   81,493              91,195
     11.50%, 11/15/15                                                   56,761              64,512
     10.00%, 08/15/16                                                   11,736              12,825

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                            Market
Fixed Maturities                                                    Portfolio        Principal           Value
----------------                                                   ----------        --------           ------
FEDERAL AGENCIES (CONTINUED)

Government National Mortgage Association (Continued)
    10.00%, 06/15/17                                                                   27,745             $ 30,320
     9.25%, 07/15/17                                                                   43,816               46,842
    10.00%, 11/15/17                                                                    7,899                8,632
    11.50%, 02/15/18                                                                    8,627                9,804
    10.00%, 03/15/19                                                                   43,111               47,112
    10.00%, 03/15/20                                                                   28,609               31,264
     9.25%, 05/15/20                                                                   30,285               32,376
     7.50%, 09/15/20                                                                  288,804              297,467
     9.25%, 03/15/21                                                                   26,237               28,049
     9.25%, 04/15/21                                                                   73,819               78,917
     9.25%, 05/15/21                                                                   89,432               95,608
     9.25%, 06/15/21                                                                   21,652               23,147
     7.50%, 06/15/23                                                                  119,473              123,057
     7.00%, 08/15/23                                                                   91,040               92,519
     7.50%, 10/15/23                                                                  200,869              206,894
     7.00%, 01/15/24                                                                  158,559              161,136
     7.00%, 03/15/24                                                                  145,746              148,115
     9.50%, 01/15/25                                                                   51,167               55,309
     9.50%, 05/15/25                                                                   18,267               19,745
     7.00%, 02/15/26                                                                  581,579              591,030
     8.00%, 08/15/26                                                                  467,435              485,399
     8.00%, 01/15/27                                                                  143,117              148,617
     8.00%, 02/15/28                                                                  207,901              215,890
     6.50%, 04/15/28                                                                  814,437              812,653
     7.00%, 05/01/28                                                                  493,056              501,068
     7.00%, 06/01/28                                                                  393,753              400,151
                                                                                                        ----------
                                                                                                         4,919,845

                                           TOTAL FEDERAL AGENCIES
                                               (COST $8,551,228 )                                        8,630,259

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                    Percentage
                                                                    of Market
                                                                     Value of                           Market
Fixed Maturities                                                    Portfolio        Principal           Value
----------------                                                    ----------       ---------          -------
U.S. GOVERNMENT OBLIGATIONS                                           16.5%

U.S. Treasury Bonds:                                                   4.1%
     6.75%, 08/15/26                                                                   645,000          $  729,347

U.S. Treasury Notes:                                                  12.4%
     7.75%, 11/30/99                                                                    15,000              15,430
     5.625%, 11/30/00                                                                  115,000             115,324
     6.375%, 08/15/02                                                                  440,000             452,782
     5.75%, 04/30/03                                                                   935,000             942,611
     3.375%, 01/15/07                                                                  454,716             439,788
     6.625%, 05/15/07                                                                  205,000             219,398
                                                                                                        ----------
                                                                                                         2,185,333

                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                (COST $2,912,375)                                        2,914,680

FOREIGN GOVERNMENT OBLIGATIONS                                         2.3%

     Swedish Government Bond, 5.50%, 04/12/02                                          401,554             415,043
                                                                                                        ----------

                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                  (COST $408,688)                      401,554             415,043
                                                                                                        ----------


                                           TOTAL FIXED MATURITIES
                                               (COST $16,568,404)                   16,288,483          16,779,045

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                            Market
Short-Term Investments                                              Portfolio        Principal           Value
----------------------                                             -----------       ---------          -------
SHORT-TERM INVESTMENTS                                                 5.0%

Federal Home Loan Mortgage Corp.:                                     5.0%
     5.45%, 08/06/98                                                                    60,000        $     59,954
     5.46%, 08/07/98                                                                   625,000             624,430
     5.48%, 08/18/98                                                                   195,000             194,555
                                                                                                      ------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                                  (COST $878,939)                                          878,939
                                                                                                      ------------

                                                TOTAL INVESTMENTS
                                               (COST $17,447,343)    100.0%                             17,657,984

                                                                                                       Unrealized
                                                                                                          Gain
                                                                                                      ------------
Forward Foreign Currency Contract To Sell 3,270,000
   Swedish Krona (Settlement date 08/21/98; Receivable
   amount $ 415,238; market value $411,366)                                                                  3,872

Other assets less liabilities                                                                              272,536
                                                                                                      ------------

                                                       NET ASSETS                                     $ 17,934,392
                                                                                                      ============

The accompanying notes are an integral part of these statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                         Percentage
                                                         of Market
                                                         Value of        No. of          Market
Equity Securities                                        Portfolio       Shares          Value
-----------------                                        -----------     ------          -------
CAPITAL EQUIPMENT                                          5.2%

Electrical  Equipment:                                     4.4%
      General Electric Co.                                               50,000      $  4,471,875
     Honeywell, Inc.                                                     30,000         2,514,375
     Hubbell, Inc. Class B                                               40,000         1,680,000
     Motorola, Inc.                                                      75,000         3,918,750
                                                                                     ------------
                                                                                       12,585,000

Machinery:                                                 0.8%
     Pall Corp.                                                         100,000         2,250,000

CONSUMER CYCLICALS                                         1.0%

Automobiles & Related:                                     1.0%
     Genuine Parts Co.                                                   80,000         2,775,000

CONSUMER NONDURABLES                                      20.0%

Food & Beverages:                                          5.7%
     Anheuser-Busch Company, Inc.                                        50,000         2,590,625
     Best Foods                                                          24,000         1,335,000
     General Mills, Inc.                                                 25,000         1,548,438
     Int'l. Flavors & Fragrance                                          75,000         3,150,000
     McCormick & Co.                                                     75,000         2,432,813
     Pepsico, Inc.                                                       50,000         1,946,875
     Quaker Oats Company                                                 30,000         1,590,000
     Ralston-Ralston Purina Group                                        60,000         1,931,250
                                                                                     ------------
                                                                                       16,525,001

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                         Percentage
                                                         of Market
                                                          Value of      No. of        Market
Equity Securities                                        Portfolio      Shares         Value
-----------------                                        ---------      ------        ------
CONSUMER NONDURABLES (CONTINUED)

Health Services:                                           1.4%
     Baxter International, Inc.                                          30,000      $  1,792,500
     United States Surgical Corp.                                        50,000         2,293,750
                                                                                     ------------
                                                                                        4,086,250

Miscellaneous Consumer Products:                           6.6%
     Colgate Palmolive Co.                                                30,000        2,767,500
     Eastman Kodak                                                        40,000        3,355,000
     Fortune Brands, Inc.                                                100,000        3,693,750
     Owens Corning Fiber                                                  70,000        2,887,500
     Philip Morris Companies, Inc.                                       100,000        4,381,250
     UST, Inc.                                                            75,000        2,025,000
                                                                                     ------------
                                                                                       19,110,000

Pharmaceuticals:                                           6.3%
     Abbott Laboratories                                                  80,000        3,330,000
     American Home Products                                               60,000        3,090,000
     Amgen*                                                               38,000        2,790,625
     Johnson & Johnson                                                    45,000        3,476,250
     Pharmacia-Upjohn, Inc.                                               36,250        1,715,078
     Schering-Plough Corp.                                                40,000        3,870,000
                                                                                     ------------
                                                                                       18,271,953

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                          Percentage
                                                           of Market
                                                           Value of      No. of           Market
Equity Securities                                          Portfolio     Shares           Value
-----------------                                         ----------     ------           ------
CONSUMER SERVICES                                          13.5%

Building and Real Estate:                                    2.0%
     Crescent Real Estate Equity Co.                                     90,000         $ 2,643,750
     Starwood Hotel & Resort Trust                                       75,000           3,079,687
                                                                                        -----------
                                                                                          5,723,437

Entertainment & Leisure:                                     1.2%
     Hilton Hotels Corp.                                                100,000           2,518,750
     Readers Digest Assn., Inc.                                          35,000             958,125
                                                                                        -----------
                                                                                          3,476,875

General Merchandise Stores:                                  4.8%
     Dayton Hudson Corp.                                                 90,000           4,320,000
     J.C. Penney, Inc.                                                   20,000           1,173,750
     Neiman-Marcus Group, Inc.*                                          75,000           2,475,000
     Toys R Us, Inc.*                                                   150,000           3,412,500
     Tupperware Corp.                                                    90,000           2,272,500
                                                                                        -----------
                                                                                         13,653,750

Media & Communications:                                      2.7%
     CBS Corp.                                                           75,000           2,545,313
     Knight Ridder, Inc.                                                 50,000           2,637,500
     Meredith Corp.                                                      60,000           2,508,750
                                                                                        -----------
                                                                                          7,691,563

Miscellaneous Business Services:                             2.8%
     Browning Ferris, Inc.                                              100,000           3,518,750
     Corporate Express, Inc.*                                           150,000           1,790,625
     Waste Management, Inc.                                              50,750           2,797,587
                                                                                        -----------
                                                                                          8,106,962

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                           Percentage
                                                            of Market
                                                            Value of         No. of            Market
Equity Securities                                           Portfolio        Shares             Value
-----------------                                          ----------        ------            --------
ENERGY                                                       10.1%

Oil And Gas Extraction:                                      10.1%
     Amerada Hess Corp.                                                      55,000        $   2,787,813
     Amoco Corp.                                                            100,000            4,175,000
     Atlantic Richfield Co.                                                  30,000            2,032,500
     British Petroleum PLC                                                   30,000            2,407,500
     Chevron Corp.                                                           40,000            3,305,000
     Exxon Corp.                                                             36,000            2,529,000
     Mobil Corp.                                                             16,000            1,116,000
     Occidental Petroleum Corp.                                              80,000            1,780,000
     Pioneer Natural Resources, Co.                                         125,000            2,460,938
     Royal Dutch Petroleum, Co. ADR                                          40,000            2,040,000
     Texaco, Inc.                                                            30,600            1,857,038
     Unocal Corp.                                                            75,000            2,456,250
                                                                                           -------------
                                                                                              28,947,039
FINANCIAL                                                    14.0%

Banking:                                                      4.0%
     Bankers Trust New York Corp.                                            20,000            2,241,250
     Chase Manhattan Corp.                                                   30,000            2,268,750
     Mellon Bank Corp.                                                       50,000            3,359,376
     National City Corp.                                                     20,000            1,337,500
     Wells Fargo & Co.                                                        6,666            2,372,263
                                                                                           -------------
                                                                                              11,579,139

Federal Agencies:                                             1.0%
     Federal Home Loan Mortgage Corp.                                        60,000            2,835,000

Financial Services:                                           5.3%
     American Express Co.                                                    35,000            3,863,125
     H&R Block, Inc.                                                         50,000            2,125,000
     J.P. Morgan & Co., Inc.                                                 15,000            1,891,875
     Travelers Group, Inc.                                                  110,365            7,422,046
                                                                                           -------------
                                                                                              15,302,046

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of         Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           ----------      ------         ------
FINANCIAL (CONTINUED)

Insurance Carriers:                                            3.7%
     Loews Corp.                                                             30,000     $  2,418,750
     St. Paul Companies, Inc.                                               105,136        3,804,609
     Travelers Aetna P&C                                                     40,000        1,730,000
     Willis Corroon Group PLC Sponsored ADR                                 175,000        2,843,750
                                                                                        ------------
                                                                                          10,797,109

PROCESS INDUSTRIES                                            10.0%

Chemicals and Allied Products:                                 5.5%
     Corning, Inc.                                                           45,000        1,380,938
     Dow Chemical Co.                                                        30,000        2,722,500
     Dupont Co.                                                              34,000        2,101,625
     Great Lakes Chemical Corp.                                              60,000        2,366,250
     Hercules, Inc.                                                          90,000        3,121,875
     Imperial Chemical ADR                                                   30,000        1,573,125
     Minnesota Mining & Manufacturing Co.                                    35,000        2,629,375
                                                                                        ------------
                                                                                          15,895,688

Forest Products:                                               0.7%
     Georgia Pacific Corp.                                                   18,000          924,750
     Weyerhaeuser Co.                                                        30,000        1,260,000
                                                                                        ------------
                                                                                           2,184,750

Metal Mining:                                                  2.3%
     Inco Ltd.                                                              150,000        1,640,625
     Newmont Mining Corp.                                                    75,000        1,415,625
     Phelps Dodge Corp.                                                      40,000        2,222,500
     Reynolds Metals Co.                                                     25,000        1,312,500
                                                                                        ------------
                                                                                           6,591,250

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                            of Market
                                                             Value of      No. of         Market
Equity Securities                                           Portfolio      Shares          Value
-----------------                                           -----------    ------         ------
PROCESS INDUSTRIES (CONTINUED)

Paper and Allied Products:                                     1.5%
     Kimberly Clark                                                         60,000       $ 2,696,250
     International Paper Co.                                                25,000         1,115,625
     Union Camp Corp.                                                       15,000           636,563
                                                                                         -----------
                                                                                           4,448,438

TECHNOLOGY                                                     3.4%

Computer and Office Equipment:                                 3.4%
     First Data Corp.                                                      100,000         2,893,750
     Hewlett Packard Co.                                                    70,000         3,893,750
     Intuit*                                                                60,000         2,985,000
                                                                                         -----------
                                                                                           9,772,500
TRANSPORTATION                                                 6.1%

Aerospace and Defense:                                         2.7%
     Allied Signal, Inc.                                                    75,000         3,262,500
     Olin Corp.                                                             45,000         1,757,813
     Raytheon Co CL B                                                       50,000         2,765,625
                                                                                         -----------
                                                                                           7,785,938

Railroad Transportation:                                       3.4%
     Burlington Northern Santa Fe                                           25,000         2,573,439
     Norfolk Southern Corp.                                                140,000         4,182,500
     Union Pacific Corp.                                                    70,000         2,940,000
                                                                                         -----------
                                                                                           9,695,939
UTILITIES                                                      6.5%

Telephone Communication:                                       3.9%
     AT&T Co.                                                               40,000         2,425,000
     Frontier Corp.                                                         70,000         2,349,375
     GTE Corp.                                                              40,000         2,175,000

*Non-income producing

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                            Percentage
                                                                             of Market
                                                                             Value of       No. of         Market
Equity Securities                                                           Portfolio       Shares         Value
-----------------                                                           -----------     ------         ------
UTILITIES (CONTINUED)

Telephone Communication (Continued)
     SBC Communications, Inc.                                                                75,000    $   3,070,313
     Southern New England Telecom Corp.                                                      17,000        1,170,875
                                                                                                       -------------
                                                                                                          11,190,563

Utility Holding Companies:                                                     2.6%
     Edison International                                                                    50,000         1,387,500
     GPU                                                                                     16,000           572,000
     Peco Energy Co.                                                                         50,000         1,496,875
     Pacificorp                                                                              70,000         1,500,625
     Unicom Corp.                                                                            75,000         2,592,188
                                                                                                       -------------
                                                                                                            7,549,188
                                                                                                       -------------
                                                   TOTAL EQUITY SECURITIES
                                                      (COST $ 190,076,650)                                258,830,378

                                                                                                           Market
Short-Term Investments                                                                    Principal         Value
----------------------                                                                    ---------        -------
Commercial Paper:                                                             10.2%
     BBV Finance Delaware, 5.57% , 08/21/98                                               9,000,000        8,972,133
     General Motors Corp., 5.54%, 08/12/98                                                6,900,000        6,888,302
     General Electric Capital Services, Inc., 5.52%, 08/14/98                             1,400,000        1,397,199
     General Electric Capital, 5.51%, 09/08/98                                            2,300,000        2,286,528
     Metlife Funding, Inc., 5.50%, 09/11/98                                               7,200,000        7,154,783
     National Australia Funding, Inc., 5.51%, 09/08/98                                    2,600,000        2,584,826
                                                                                                       -------------
                                              TOTAL SHORT-TERM INVESTMENTS
                                                       (COST  $29,283,771)                                29,283,771
                                                         TOTAL INVESTMENTS
                                                       (COST $219,360,421)    100.0%                     288,114,149

Other assets less liabilities                                                                              2,327,379
                                                                                                       -------------

                                                                NET ASSETS                             $ 290,441,528
                                                                                                       =============

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                             Percentage
                                                              of Market
                                                              Value of       No. of        Market
Equity Securities                                             Portfolio      Shares         Value
-----------------                                            ----------      ------        ------
CAPITAL EQUIPMENT                                               8.1%

Electrical Equipment:                                           6.9%
    Amp, Inc.                                                                  6,700     $    196,813
    General Electric Co.                                                      20,400        1,821,975
    Emerson Electric Co.                                                       6,400          380,400
    Lucent Technologies Inc.                                                  10,400          961,350
    Motorola, Inc.                                                             7,300          381,425
                                                                                         ------------
                                                                                            3,741,963

Machinery:                                                      1.2%
    Eaton Corp.                                                                3,800          247,950
    Illinois Tool Works, Inc.                                                  7,000          392,438
                                                                                         ------------
                                                                                              640,388

CONSUMER NONDURABLES                                           22.6%

Food and Beverages:                                             5.7%
    Anheuser-Busch Company, Inc.                                               6,000          310,125
    Archer Daniels Midland Co.                                                11,200          191,800
    Best Foods                                                                10,200          567,375
    Coca Cola                                                                 15,500        1,250,656
    Pepsico, Inc.                                                             12,300          477,394
    Tyson Foods, Inc.                                                         10,200          220,575
                                                                                         ------------
                                                                                            3,017,925

Health Services:                                                1.2%
     Foundation Health System, Inc.                                            8,800          181,500
     United Healthcare Corp.                                                   8,700          491,550
                                                                                         ------------
                                                                                              673,050

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                          Percentage
                                                           of Market
                                                           Value of       No. of        Market
Equity Securities                                          Portfolio      Shares         Value
-----------------                                         -----------     ------        ------
CONSUMER NONDURABLES (CONTINUED)

Miscellaneous Consumer Products:                             5.3%
     Colgate Palmolive Co.                                                  4,400     $    406,725
     Mattel, Inc.                                                           4,300          165,282
     McDonalds Corp.                                                        7,400          494,413
     Phillip Morris Companies, Inc.                                        23,200        1,016,450
     Proctor & Gamble Co.                                                  10,200          809,625
                                                                                      ------------
                                                                                         2,892,495

Pharmaceuticals:                                            10.4%
     American Home Products Co.                                            20,200        1,040,300
     Bristol Myers Squibb Co.                                               6,900          786,169
     Johnson & Johnson                                                      8,900          687,525
     Eli Lilly & Co.                                                       10,700          719,575
     Pfizer, Inc.                                                           8,000          880,000
     Pharmacia-Upjohn, Inc.                                                 5,900          279,512
     Merck & Co.                                                           10,400        1,282,450
                                                                                      ------------
                                                                                         5,675,531

CONSUMER CYCLICALS                                           2.5%

Automobiles & Related:                                       2.5%
     Ford Motor Co.                                                        11,700          666,169
     General Motors Corp.                                                   6,800          491,725
     Goodyear Tire And Rubber Co.                                           3,400          207,188
                                                                                      ------------
                                                                                         1,365,082

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
CONSUMER SERVICES                                              8.4%

General Merchandise Stores:                                    5.6%
     Albertsons, Inc.                                                         6,500     $    312,406
     Home Depot, Inc.                                                        14,400          603,000
     K Mart Corp.*                                                           22,200          362,138
     J.C. Penney, Inc.                                                        7,000          410,813
     Pep Boys Manny Moe & Jack                                                7,200          124,200
     Sears Roebuck & Co.                                                      6,300          319,725
     Toys R Us, Inc.*                                                        10,600          241,150
     Walmart Stores                                                          11,000          694,375
                                                                                        ------------
                                                                                           3,067,807

Media & Communications:                                        2.4%
     Disney Walt Co.                                                         13,800          475,238
     Mc Graw-Hill Companies, Inc.                                             3,800          311,363
     News Corp.                                                               9,900          251,831
     Tribune Co.                                                              4,300          289,175
                                                                                        ------------
                                                                                           1,327,607

Building & Real Estate:                                        0.4%
     Fluor Corp.                                                              3,200          134,600
     Starwood Hotel & Resort Trust                                            5,400          221,738
                                                                                        ------------
                                                                                             356,338
ENERGY                                                         8.5%

Oil And Gas Extraction:                                        8.5%
     Atlantic Richfield Co.                                                   5,100          345,525
     British Petroleum Co.                                                    4,300          345,075
     Exxon Corp.                                                             25,700        1,802,213
     Enron Corp.                                                              4,200          222,338
     Mobil Corp.                                                              7,400          516,150
     Royal Dutch Petroleum Co. ADR                                           16,600          846,600
     Schlumberger Limited                                                     6,300          381,544
                                                                                        ------------
                                                                                           4,459,445

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
FINANCIAL
     Banking:                                             8.5%
     Banc One Corp.                                                           9,950      $   514,291
     Bankamerica Corp.                                                        7,700          691,075
     Bank of Boston Corp.                                                     7,600          367,650
     Chase Manhattan Corp.                                                   13,200          998,250
     First Chicago Corp.                                                      7,200          603,450
     Household International, Inc.                                            6,300          313,425
     Nationsbank Corp.                                                        9,362          746,620
     Washington Mutual, Inc.                                                  9,750          389,391
     Wells Fargo & Co.                                                        1,500          533,813
                                                                                         -----------
                                                                                           5,157,965

Federal Agencies:                                              1.0%
     Federal Home Loan Mortgage Corp.                                         7,600          471,200

Financial Services:                                            6.2%
     Associates First Capital Corp.                                           2,600          201,988
     CIT Group, Inc.                                                          6,800          225,250
     Equifax, Inc.                                                            7,500          306,562
     Fleet Financial Group                                                    6,700          575,781
     Morgan Stanley Dean Witter                                               9,185          799,669
     Standard & Poor's                                                        5,000          559,375
     Travelers Group, Inc.                                                   10,350          693,450
                                                                                         -----------
                                                                                           3,362,075
Insurance Carriers:                                           3.8%
     Aetna, Inc.                                                              2,900          201,006
     Allstate Corp.                                                           9,300          394,669
     American General Corp.                                                   3,400          232,262
     American International Group                                             5,700          859,632
     Cigna Corp.                                                              2,100          138,731
     Conseco, Inc.                                                            5,800          243,600
                                                                                         -----------
                                                                                           2,069,900

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
PROCESS INDUSTRIES                                             4.9%

Chemicals and Allied Products:                                 3.0%
     Air Products & Chemical                                                  6,400    $     224,000
     Dow Chemical Co.                                                         5,100          462,825
     Dupont Co.                                                               4,400          272,800
     IMC Global, Inc.                                                         8,100          207,056
     Minnesota Mining & Manufacturing Co.                                     3,600          269,550
     PPG Industries, Inc.                                                     3,000          190,125
                                                                                        ------------
                                                                                           1,626,356

Metal Mining:                                                  0.6%
     Barrick Gold Corp.                                                       7,800          127,725
     Phelps Dodge Corp.                                                       3,400          188,913
                                                                                        ------------
                                                                                             316,638

Paper And Allied Products:                                     1.3%
     International Paper Co.                                                  4,100          182,963
     Kimberly Clark Corp.                                                     6,800          305,575
     Westvaco Corp.                                                           9,300          233,081
                                                                                        ------------
                                                                                             721,619

TECHNOLOGY                                                     13.8%

Computer & Office Equipment:                                   13.8%
     Applied Materials, Inc.*                                                 6,500          217,750
     Cisco System Inc.*                                                       7,200          689,400
     Compaq Computer corp.                                                   15,800          519,425
     Hewlett Packard Co.                                                      6,500          360,750
     Ikon Office Solution                                                    10,000          107,500
     Intel Corp.                                                             11,800          996,362
     International Business Machines Corp.                                    8,100        1,073,250
     Microsoft Corp.                                                         16,300        1,795,038
     Oracle Corp.*                                                           17,200          455,800

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998


                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
TECHNOLOGY (CONTINUED)

Computer & Office Equipment (Continued)
     Seagate Technology, Inc.*                                                9,000    $     204,750
     Texas Instruments                                                        5,200          308,425
     Xerox Corp.                                                              3,300          348,356
                                                                                       -------------
                                                                                           7,076,806

TRANSPORTATION                                                 3.2%

Aerospace & Defense:                                           1.8%
     Boeing Company.                                                          7,500          291,094
     Lockheed Martin Corp.                                                    4,100          408,719
     United Technologies Corp.                                                3,000          287,438
                                                                                       -------------
                                                                                             987,251

Transportation Services:                                       1.4%
     Burlington Northern Santa Fe                                             2,800          288,225
     CSX Corp.                                                                5,400          218,363
     Delta Air Lines, Inc.                                                    2,100          257,250
                                                                                       -------------
                                                                                             763,838

UTILITIES                                                      8.5%

Telephone Communication:                                       6.4%
     AT&T Co.                                                                12,700          769,938
     Alltel Corp.                                                             6,600          276,788
     Bell Atlantic Corp.                                                     10,000          453,750
     GTE Corp.                                                               10,800          587,250
     SBC Communications, Inc.                                                23,000          940,125
     Worldcom, Inc.*                                                          7,900          417,713
                                                                                       -------------
                                                                                           3,445,564

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
UTILITIES (CONTINUED)                                                          2.1%

Utility Holding Companies:
     Cinergy Corp.                                                            7,800     $    246,188
     Entergy Corp.                                                            9,900          271,002
     FPL Group, Inc.                                                          6,500          395,281
     Southern Co.                                                             9,000          229,500
                                                                                         -----------
                                                                                           1,141,971
                                                                                         -----------

                                   TOTAL INVESTMENTS
                                  (COST $48,427,386)         100.0%                       54,358,814

Other Assets Less Liabilities                                                                444,338
                                                                                         -----------

                                          NET ASSETS                                     $54,803,152
                                                                                         ===========

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of                      Market
Fixed Maturities                                             Portfolio     Principal       Value
-----------------                                           -----------    ---------    ------------
CORPORATE NOTES                                                6.1%

Finance & Credit:                                              6.1%
   Chase Mortgage Finance Corp., 6.5%, 07/25/28                             500,000      $   501,884
   General Electric Capital Mortgage
     Services Inc., 6.65%, 05/25/28                                         350,000          353,105
   GMAC Mortgage Corp., 5.94%, 07/01/13                                     520,694          508,490
   Merit Securities Corp., 6.58%, 07/28/22                                  720,852          722,091
                                                                                         -----------
                                                                                           2,085,570

                               TOTAL CORPORATE NOTES
                                  (COST  $1,575,460)                                       2,085,570

U.S. GOVERNMENT OBLIGATIONS                                   26.6%

U.S. Treasury Bonds:                                           4.2%
   8.75%, 11/15/08                                                           500,000         569,140
  12.75%, 11/15/10                                                           600,000         850,470
                                                                                         -----------
                                                                                           1,419,610

U.S. Treasury Notes:                                          22.4%
   5.375%, 01/31/00                                                         600,000          599,274
   6.50%, 08/31/01                                                        1,125,000        1,155,420
   6.50%, 10/15/06                                                          250,000          264,605
   3.375%, 01/15/07                                                         340,000          328,837
   6.625%, 05/15/07                                                       3,500,000        3,745,805
   6.00%, 08/15/00                                                        1,500,000        1,514,760
                                                                                         -----------
                                                                                           7,608,701
                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                   (COST $8,954,689)                                       9,028,311

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of                      Market
Fixed Maturities                                             Portfolio     Principal       Value
-----------------                                           -----------    ---------    ------------
FEDERAL AGENCIES                                              67.3%

Federal Farm Credit Bank:                                      6.7%
   6.05%, 04/21/03                                                          550,000      $   556,672
   6.94%, 05/19/05                                                          125,000          132,678
   7.37%, 08/01/06                                                        1,500,000        1,598,115
                                                                                         -----------
                                                                                           2,287,465

Federal Home Loan Bank:                                        7.7%
   4.80%, 09/22/98                                                          350,000          349,615
   5.375%, 02/13/01                                                       1,000,000          992,650
   6.83%, 06/07/01                                                        1,000,000        1,008,580
   8.00%, 08/27/01                                                          250,000          265,953
                                                                                         -----------
                                                                                           2,616,798

Federal Home Loan Mortgage Corp.:                              19.3%
   7.00%, 07/15/99                                                          438,670          439,976
   7.36%, 06/05/07                                                        1,500,000        1,570,395
   7.00%, 07/01/07                                                          126,236          129,312
   7.00%, 09/01/10                                                          270,400          275,975
   6.50%, 04/01/11                                                        1,431,562        1,442,298
   6.00%, 05/11/11                                                        1,431,350        1,417,480
   6.00%, 05/15/16                                                          300,000          299,155
   6.10%, 10/15/18                                                        1,000,000        1,001,348
                                                                                         -----------
                                                                                           6,575,939

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of                      Market
Fixed Maturities                                             Portfolio     Principal       Value
-----------------                                           -----------    ---------    ------------
FEDERAL AGENCIES (CONTINUED)

Federal National Mortgage Assn.:                              28.2%
   6.16%, 04/03/01                                                        1,000,000      $ 1,011,370
   6.00%, 11/01/03                                                           91,732           91,932
   8.625%, 06/30/04                                                         150,000          170,928
   6.50%, 05/01/08                                                        1,679,081        1,699,533
   6.50%, 07/01/08                                                          989,868        1,001,925
   8.50%, 10/01/09                                                          938,880          979,656
   6.50%, 03/01/09                                                          180,661          182,383
   7.00%, 04/01/11                                                        1,377,816        1,404,931
   6.25%, 07/18/13                                                        1,100,000        1,106,097
   8.00%, 11/01/13                                                          931,749          966,104
   6.50%, 05/17/15                                                          700,000          710,718
   8.00%, 10/01/25                                                          276,003          286,179
                                                                                         -----------
                                                                                           9,611,756

Other Federal Agencies:                                        5.4%
   Government National Mortgage Assn., 7.50%, 01/15/26                    1,228,689        1,265,550
   Government National Mortgage Assn., 6.00%, 07/20/27                      454,301          463,101
   Student Loan Marketing Assn., 7.50%, 03/08/00                            100,000          102,778
                                                                                         -----------
                                                                                           1,831,429
                                                                                         -----------

                              TOTAL FEDERAL AGENCIES
                                  (COST $23,026,708)                                      22,923,387
                                                                                         -----------

                                   TOTAL INVESTMENTS
                                  (COST $33,556,857)         100.0%                       34,037,268

Other assets less liabilities                                                                 53,651
                                                                                         -----------

                                          NET ASSETS                                     $34,090,919
                                                                                         ===========

The accompanying notes are an integral part of these statements.

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1998


NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Virtus Equity Series and the Virtus U.S. Government Income Series on January 11, 1993, which commenced operations May 19, 1993.

On February 27, 1997 the Board of Trustees unanimously approved the name change of the T. Rowe Price Bond Series to the Bond Series and on March 4, 1998, the name change of the Virtus Equity Series and the Virtus U.S. Government Income Series to the Equity Series and U.S. Government Income Series, respectively.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31, because the Trust reports for tax purposes on a calendar year.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

SECURITY FIRST TRUST

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

Short-term investments which have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Trust's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC (Bond Series) and T. Rowe Price Associates (Growth and Income Series). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 1998, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met. As of July 31, 1998, the T. Rowe Price Growth and Income Series has a receivable from Security Management for $366,000 in administrative settlements.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

Equity Series and  U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-advisers, Blackrock, Inc. (Blackrock) for the U.S. Government Income Series and Blackrock's subsidiary, Provident Capital Financial Management, Inc. (Provident) for the Equity Series. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management, Blackrock, and Provident waive their fees.

Effective March 27, 1988, Blackrock became sub-adviser to the U.S. Government Income Series and Provident became sub-adviser on the Equity Series. Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series while Provident does the same for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and Provident is paid an annual fee of .55% of the average daily net assets of the Equity Series.

Prior to March 27, 1988, Virtus Capital Management (Virtus) had been both the Equity Series and U.S. Government Income Series sub-adviser. Virtus had been paid an annual fee of .75% of the average daily net assets of the two series. While they were not obligated to do so, Security Management and Virtus had agreed to defer their fees (and make contributions in respect of excess expenses) in order to maintain the expense ratios of the Equity Series and the U.S. Government Income Series at a level of 1.00% and .70% respectively, or less.

SECURITY FIRST TRUST

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the period ended July 31, 1998 were as follows:

                                                  T. Rowe Price
                                                     Growth                                 U.S.
                                                       and                               Government
                                                     Income              Equity            Income
                                  Bond Series        Series              Series            Series
                                 ------------     -------------       -----------       -----------
U.S. Government Securities:
 Purchases                        $16,117,622                                           $40,083,538
 Sales                             12,263,203                                            32,460,031
Other Investment Securities:
 Purchases                          6,635,580      $109,709,217       $58,330,327         1,377,318
 Sales                              2,997,759        23,697,140        44,957,272

Net realized gain or loss on sale of investments is determined by the specific identification method and would not have been significantly different using the average cost method. The cost of investments at July 31, 1998 was the same for both financial statement and federal income tax purposes. At July 31, 1998, the composition of unrealized appreciation and depreciation of investment securities was as follows:

                                                       Unrealized
                                             ------------------------------
                                             Appreciation      Depreciation           Net
                                             ------------      ------------      -----------
Bond Series                                   $   237,384       $    22,871      $   214,513
T. Rowe Price Growth and Income Series         80,084,052        11,330,424       68,753,728
Equity Series                                   8,520,981         2,589,553        5,931,428
U.S. Government Income Series                     498,459            18,048          480,411

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                    Shares Issued
                                                                    in Connection
                                                                with Reinvestment of
                                                            -----------------------------
                                                                Net             Net
                                                             Investment       Realized
                                                               Income           Gain
                                                   Sold     Distributions   Distributions    Redeemed          Net
                                                 ---------  -------------   -------------    --------       ---------
YEAR ENDED JULY 31, 1998
   Bond Series                                   1,821,690      164,017                      (270,227)      1,715,480
   T. Rowe Price Growth and Income Series        4,129,204      270,050        866,173       (313,712)      4,951,715
   Equity Series                                   797,059       63,241        535,647       (821,153)        574,794
   U.S. Government Income Series                 1,267,299      286,579                      (683,910)        869,968

YEAR ENDED JULY 31, 1997
   Bond Series                                     697,683      153,044                      (519,644)        331,083
   T. Rowe Price Growth and Income Series        3,217,205      223,202        410,369       (561,799)      3,288,977
   Virtus Equity Series                          2,258,599       68,155        279,366       (209,066)      2,397,054
   Virtus U.S. Government Income Series          2,512,098      151,669                      (166,573)      2,497,194

NOTE E -- IMPACT OF YEAR 2000 (UNAUDITED)

Security Management has developed a plan to modify its internal information technology systems to be ready for the year 2000 and has begun converting critical data processing systems. The project also includes determining whether third party service providers have reasonable plans in place to become year 2000 compliant. Security Management currently expects the project to be substantially complete by the first quarter of 1999. Security Management does not expect this project to have a significant effect on plan operations.

SECURITY FIRST TRUST

NOTE F -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                                               NET REALIZED     TOTAL
                                                   AND          INCOME                   DISTRIBUTIONS
                   NET ASSET                    UNREALIZED     (LOSSES)      DIVIDENDS       FROM         NET ASSET
                   VALUE AT         NET           GAINS          FROM        FROM NET      REALIZED       VALUE AT
                   BEGINNING     INVESTMENT    (LOSSES) ON    INVESTMENT    INVESTMENT     CAPITAL         END OF       TOTAL
                   OF PERIOD       INCOME      INVESTMENTS    OPERATIONS      INCOME        GAINS          PERIOD      RETURN(1)
                   ----------    ----------    -----------    ----------    ----------   -------------    ---------    --------
BOND SERIES
Year ended July 31,
   1994             $ 4.08         $.21           $(.25)       $(.04)         $(.22)                      $ 3.82        (0.98)%
   1995               3.82          .24             .08          .32           (.22)                        3.92         8.38
   1996               3.92          .24            (.04)         .20           (.24)                        3.88         5.10
   1997               3.88          .24             .14          .38           (.24)                        4.02         9.79
   1998               4.02          .19             .11          .30           (.21)                        4.11         7.46

T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
  Year ended July 31,
   1994             $ 8.81         $.23           $ .44         $.67          $(.22)                      $ 9.26         7.60%
   1995               9.26          .29            1.35         1.64           (.26)        $(.06)         10.58        17.71
   1996              10.58          .30            1.56         1.86           (.30)         (.04)         12.10        17.58
   1997              12.10          .30            4.69         4.99           (.29)         (.54)         16.26        41.24
   1998              16.26          .28            1.27         1.55           (.30)         (.95)         16.56         9.53

EQUITY SERIES
Year ended July 31,
   1994             $ 5.00         $.05           $(.03)        $.02          $(.03)                       $4.99         0.40%
   1995               4.99          .05             .71          .76           (.05)                        5.70        15.23
   1996               5.70          .10             .46          .56           (.05)        $(.16)          6.05         9.82
   1997               6.05          .09            2.60         2.69           (.11)         (.45)          8.18        44.46
   1998               8.18          .07            1.04         1.11           (.08)         (.64)          8.57        13.57

U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1994             $ 5.07         $.11           $(.19)       $(.08)         $(.07)        $(.01)         $ 4.91       (1.58)%
   1995               4.91          .21             .15          .36           (.14)                        5.13         7.33
   1996               5.13          .18             .04          .22           (.19)         (.01)          5.15         4.29
   1997               5.15          .23             .20          .43           (.22)                        5.36         8.35
   1998               5.36          .27             .06          .33           (.24)                        5.45         6.16

----------

(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

SECURITY FIRST TRUST

NOTE F -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                RATIO OF
                                            RATIO OF               NET
                                            OPERATING           INVESTMENT
                                            EXPENSES              INCOME             PORTFOLIO       NET ASSETS
                                            TO AVERAGE          TO AVERAGE           TURNOVER          END OF
                                            NET ASSETS          NET ASSETS             RATE            PERIOD
                                            ----------          ----------          -----------     ------------
BOND SERIES
Year ended July 31,
   1994                                        1.30%               5.45%                  58%       $  7,225,964
   1995                                        1.29                6.27                   56           7,977,781
   1996                                         .90                6.32                   34           8,981,365
   1997                                         .75                6.41                   54          10,634,720
   1998                                         .73                5.78                  125          17,934,392

T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1994                                         .78%               2.62%                  11%       $ 65,660,970
   1995                                         .74                3.10                    8          83,789,646
   1996                                         .64                2.73                    8         112,552,893
   1997                                         .57                2.44                   14         204,703,098
   1998                                         .57                1.92                   11         290,441,528

EQUITY SERIES
Year ended July 31,
   1994                                        1.00%               1.38%                 121%       $  3,007,073
   1995                                        1.00                1.29                   84           7,765,719
   1996                                        1.00                2.24                   88          20,701,776
   1997                                        1.00*               1.56*                  55          47,571,469
   1998                                         .91*                .86*                  87          54,803,152

U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1994                                         .70%               3.62%                  17%       $  3,424,487
   1995                                         .70                5.19                   16           5,996,149
   1996                                         .70                5.38                  148          14,888,824
   1997                                         .70**              5.68**                 62          28,889,460
   1998                                         .66**              5.53**                103          34,090,919

* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.

** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

                         REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
Security First Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, the Equity Series (formerly the Virtus Equity Series), and the U.S. Government Income Series (formerly the Virtus U.S. Government Income Series) as of July 31, 1998, the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, the Equity Series (formerly the Virtus Equity Series) and the U.S. Government Income Series (formerly the Virtus U.S. Government Income Series) at July 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

September 14, 1998
Los Angeles, California

                                  ANNUAL REPORT
                                  JULY 31, 1998

                                    SECURITY
                                      FIRST
                                      TRUST

                          ----------------------------





                                BOARD OF TRUSTEES

                          ----------------------------

           Jack R. Borsting                        Howard H. Kayton
         Katherine L. Hensley                     Lawrence E. Marcus

                        Security First Trust Bond Series
           Security First Trust T. Rowe Price Growth and Income Series
                       Security First Trust Equity Series
               Security First Trust U.S. Government Income Series


VARIABLE ANNUITIES OFFER
CHOICES AND BENEFITS THAT
REGULAR MUTUAL FUNDS CAN'T

     Tax-deferred retirement savings plans are among the best investments a person can make today for his or her future. As a vehicle for creating tax-favored retirement savings, variable annuities offer many advantages.

     A variable annuity offers the opportunity to invest in a diversified portfolio of securities similar to mutual funds. Taxes are deferred on all dividends and on all increases in portfolio value until you take your money out.

     At retirement, another significant advantage is that the variable annuity can provide you with income that is based on the performance of the fund or funds in which you participated. You may elect to receive monthly, quarterly or annual payments for a specified number of years, your lifetime, or the longer of your lifetime and the lifetime of your joint payee. See your policy for specific options available to you.

     The Security First Trust series offers you a choice of professionally managed options. You may invest in a Bond Series, Growth and Income Series, Equity Series, or U.S. Government Income Series, each with a varying degree of risk:

     SECURITY FIRST TRUST BOND SERIES is for conservative investors. The objective is to achieve the highest investment income over the long term consistent with the preservation of capital.

     SECURITY FIRST TRUST T. ROWE PRICE GROWTH AND INCOME SERIES is for individuals willing to accept a degree of risk. The fund's goal is growth of principal with a reasonable level of income primarily through investment in common stocks.

     SECURITY FIRST TRUST EQUITY SERIES also seeks to provide growth of capital and income through investment in common stocks of high quality companies. The fund is for individuals willing to accept a degree of risk.

     SECURITY FIRST TRUST U.S. GOVERNMENT INCOME SERIES is for conservative investors and seeks to provide current income through investment in a diversified portfolio limited primarily to U.S. government securities.

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